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                                                                 Exhibit 99.4

           FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
                  PRO FORMA COMBINED STATEMENT OF OPERATIONS
                    For the six months Ended June 30, 2000
                    (In thousands, except per share data)


                                                                          Pro Forma Adjustments
                                                                ---------------------------------------
                                                                                              Sale of
                                                                  Sale of     Temple Mall   Properties
                                                   Historical   Crossroads 1     Sale 2     to Radiant    Pro Forma
                                                  ------------  ------------  -----------  ------------  -----------
Revenues
  Rents                                               25,849       (3,170)                  (16,225)       6,454
  Sales                                                4,579                                      -        4,579
  Interest - Mortgage loans                              150                       (36)         (77)          37
            - Short-term investments                   4,535           (4)                     (103)       4,428
  Dividends                                              112                                      -          112
  Equity in loss from joint venture                     (115)                      115            -            -
  Other Income                                           179           (6)                        -          173
                                                     -------      -------      -------      -------      -------
                                                      35,289       (3,180)          79      (16,405)      15,783
                                                     -------      -------      -------      -------      -------

Expenses
  Property operating                                   7,099         (655)                   (4,240)       2,204
  Cost of goods sold                                   4,434                                      -        4,434
  Real estate taxes                                    3,144         (707)                   (2,010)         427
  Depreciation and amortization                        6,222         (730)                   (4,434)       1,058
  Interest - Mortgage loans                            9,324       (2,571)                   (6,023)         730
            - Notes payable                            2,632                                    (48)       2,584
            - Senior notes                               556                                      -          556
  General and administrative                           7,901                                      -        7,901
                                                     -------      -------      -------      -------      -------
                                                      41,312       (4,663)           -      (16,755)      19,894
                                                     -------      -------      -------      -------      -------


Loss before capital loss, extraordinary loss
and preferred dividend                                (6,023)       1,483           79          350       (4,111)
                                                     =======      =======      =======      =======      =======


Per share data

Basic weighted average shares                         42,470                                              42,470
                                                     =======                                             =======
Diluted weighed average shares                        49,098                                              49,098
                                                     =======                                             =======

Loss before capital loss, extraordinary loss and
preferred dividend, basic and diluted                  (0.14)                                              (0.10)
                                                     =======                                             =======


1) Crossroads was sold in April 2000.

2) Temple Mall was sold in August 2000.